UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2024

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia		22182
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 27, 2024, Spire Global, Inc., a Delaware corporation (the “Company”), as borrower, and Spire Global Subsidiary, Inc. and Austin Satellite Design, LLC, as guarantors, entered into the Waiver and Amendment No. 4 to Financing Agreement (the “Waiver and Amendment”) with Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), as administrative agent and collateral agent, and certain lenders, which amends that certain Financing Agreement, dated as of June 13, 2022, as amended by that certain Amendment No. 1 to Financing Agreement dated as of March 21, 2023, that certain Waiver and Amendment No. 2 to Financing Agreement dated as of September 27, 2023, and that certain Amendment No. 3 to Financing Agreement dated as of April 8, 2024 (the “Financing Agreement”), to (a) waive events of default under the Financing Agreement arising out of the maximum debt to EBITDA leverage ratio being greater than the ratio permitted by the Financing Agreement and the failure to deliver the financial statements for the fiscal quarter ended June 30, 2024 required by the Financing Agreement, (b) amend the financial covenants in the Financing Agreement to provide immediate covenant relief from the leverage ratios set forth in the Financing Agreement and extend the duration of the annualized recurring revenue (ARR) leverage ratio through December 31, 2024, and (c) provide for a fourth amendment fee. The fourth amendment fee is in an amount equal to three and a half percent (3.50%) of the aggregate outstanding principal balance of the term loans on the effective date of the Waiver and Amendment, bears interest from the date of the Waiver and Amendment at the Adjusted Term SOFR for a 3-month interest period plus the applicable margin under the Financing Agreement, and shall be paid-in-kind and added to the principal balance of the term loans. If the Financing Agreement is terminated and all amounts due thereunder are paid prior to December 31, 2024, two percent (2.00%) of the fourth amendment fee will be forgiven and cancelled. If the termination of the Financing Agreement and the payment in full of all amounts due thereunder does not occur prior to December 31, 2024, one percent (1.00%) of the fourth amendment fee will be forgiven and cancelled if $10.0 million of principal has been prepaid by the Company prior to December 31, 2024 and two percent (2.00%) of the fourth amendment fee will be forgiven and cancelled if $20.0 million of principal has been prepaid by the Company prior to December 31, 2024. The Waiver and Amendment also requires a repayment by the Company of $10,000,000 of the outstanding principal balance of the term loans on August 31, 2024 and provides that Blue Torch will be entitled to require the Company to engage an operational advisor reasonably satisfactory to Blue Torch. As of June 30, 2024, the Company had cash, cash equivalents and short-term marketable securities of approximately $46 million.

This estimate of cash, cash equivalents and short-term marketable securities as of June 30, 2024 is preliminary and represents the most recent current information available to Company management. The Company’s condensed consolidated balance sheet as of June 30, 2024 and condensed consolidated statement of cash flows for the six months ended June 30, 2024 are not currently available due to the Company’s ongoing review of (i) accounting practices and procedures with respect to revenue recognition related to certain contracts in its “Space as a Service” business (the “Contracts”) under applicable accounting standards and guidance and (ii) the potential existence of embedded leases of identifiable assets in the Contracts, each as further described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 27, 2024. The Company is working to issue full financial results as of and for the three and six months ended June 30, 2024 as soon as practicable.

The foregoing description of the Waiver and Amendment is qualified in its entirety by reference to the Waiver and Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition.

On August 29, 2024, the Company issued a news release announcing the Waiver and Amendment and providing an update on the Company’s cash, cash equivalents and short-term marketable securities as of June 30, 2024.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s anticipated financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Forward-looking statements contained in this report include, but are not limited to, statements about the Company’s ability to satisfy the updated covenants and other obligations in the Financing Agreement.

The Company cautions you that the foregoing list may not contain all of the forward-looking statements made in this report. You should not rely upon forward-looking statements as predictions of future events. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the Company’s future financial results and any further delay in the filing of required periodic reports. For other risk factors affecting the Company, see “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this report. The Company cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements.

Neither the Company nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Moreover, the forward-looking statements made in this report relate only to expectations as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this report to reflect events or circumstances after the date of this report or to reflect new information or the occurrence of unanticipated events, except as required by law. The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
10.1

Waiver and Amendment No. 4 to Financing Agreement, dated as of August 27, 2024, among Spire Global, Inc., Spire Global Subsidiary, Inc., Austin Satellite Design, LLC, Blue Torch Finance LLC and the lenders party thereto.

99.1	News release of Spire Global, Inc. dated August 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE GLOBAL, INC.

Date:	August 29, 2024	By:	/s/ Peter Platzer
		Name: Title:	Peter Platzer Chief Executive Officer